UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 21, 2005

MDU Resources Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-3480	41-0423660
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Schuchart Building
918 East Divide Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 222-7900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition and
Item 7.01. Regulation FD Disclosure.

On July 21, 2005, MDU Resources Group, Inc. (the "Company") issued a press release announcing second quarter 2005 earnings. A copy of the press release, which the Company is furnishing to the Securities and Exchange Commission, is attached as Exhibit 99 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99 Press Release issued July 21, 2005, regarding earnings for the second quarter.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDU RESOURCES GROUP, INC.

Date July 21, 2005	By: /s/ Warren L. Robinson
Warren L. Robinson Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number 99	Description of Exhibit Press release issued July 21, 2005, regarding earnings for the second quarter.